Exhibit 99.2

MAKE GOOD ESCROW AGREEMENT

This Agreement, dated as of November 2, 2009 (this “Agreement”), is entered into by and among Biostar Pharmaceuticals, Inc., a Maryland corporation (the “Company”), Barron Partners LP, Fernando Oscar Liu, Olga Filippova, Andrew Barron Worden, Steven Mazur, Golden1177 LP, RossPlan LP, JBWA2 LP, LeeMadison9189 LP, XWRT2 LP, Godfrey2468 LP, SBMT2 LP, Tibero2 LP, and Kaufman2 LP (collectively, the “Purchasers” and individually, the “Purchaser”), and Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”).  The Company and the Purchasers shall collectively be referred to as the “Escrowing Parties”. The principal address of each party hereto is set forth on Exhibit A.

WITNESSETH:

WHEREAS, Purchasers and the Company have entered into that certain securities purchase agreement dated on even date herewith (the “Purchase Agreement”) whereby the Company has agreed to sell and Purchasers have agreed to purchase ) up to an aggregate of 2,060,000 shares of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), with each share of Series B Preferred Stock being initially convertible into one (1) share of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) and (ii) attached common stock purchase warrants (the “Warrants”) to purchase  up to 500,000 shares of Common Stock at $3.00 per share (the Series B Preferred Stock and the Warrants shall collectively be referred to as the “Securities”) for a total consideration of $3,605,000 (“Purchase Price”);

WHEREAS, pursuant to Section 6.10 of the Purchase Agreement, Purchasers and the Company desire to deposit the Make Good Documents (as defined below) with the Escrow Agent, to be held and disbursed by the Escrow Agent pursuant to this Agreement and the Purchase Agreement; and

WHEREAS, Escrow Agent is willing to hold the Make Good Documents in escrow subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

Unless otherwise defined, all terms used herein shall bear the same meaning as set forth in the Stock Purchase Agreement.

1. Appointment of Escrow Agent.  Each Purchaser and the Company hereby appoint Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

2. Terms of Escrow

a. Upon the execution of this Agreement, Company shall cause to be delivered to the Escrow Agent of (i) resolutions executed by the Board of Directors of the Company, substantially in the form attached hereto as Exhibit B and (ii) irrevocable instructions to the transfer agent executed by the Company for the issuance of up to an additional 2,000,000 shares of Common Stock and/or Series B Preferred Stock to be issued at the option of the Buyer in accordance with this Agreement, substantially in the form attached hereto as Exhibit C.  The said resolutions executed by the Board of Directors of the Company and the irrevocable instructions to the transfer agent executed by the Company shall collectively be referred to as “Make Good Documents”.

b. For purposes of this Section 2, the Company’s Income from Operations for the years ended December 31, 2009 and/or 2010 is less than $15,900,000.00 (the “2009 Target Number”), and $21,100,000.00 (the “2010 Target Number”), respectively.

c. If the percentage shortfall for the 2009 Target Number is between one percent (1%) and ten percent (10%), then for every one percent (1%) of shortfall, the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares which is equal to the percentage shortfall multiplied by the total number of Make Good Shares in the ratio of their initial purchase of Securities.

d. If the percentage shortfall for the 2009 Target Number is between ten percent (10%) and twenty-five percent (25%), then for every one percent (1%) of shortfall between one percent (1%) and ten percent (10%), the Company shall deliver to the Buyers or the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares to the Buyers which is equal to the percentage shortfall multiplied by the total number of Make Good Shares in the ratio of their initial purchase of Securities and for every one percent (1%) of shortfall between ten percent (10%) and twenty-five percent (25%), the Company shall deliver to the Buyers or the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares to the Buyers which is equal to the two times the percentage shortfall multiplied by the total number of Make Good Shares in the ratio of their initial purchase of Securities.

e. If the percentage shortfall for the 2009 Target Number is equal to or greater than twenty-five percent (25%), then the Escrow Agent shall deliver all of the Make Good Shares then held by the Escrow Agent to the Buyers in the ratio of their initial purchase of Securities.

f. If the percentage shortfall for the 2010 Target Number is between one percent (1%) and ten percent (10%), then for every one percent (1%) of shortfall, the Company shall deliver to the Buyers or the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares to the Buyers which is equal to the percentage shortfall multiplied by the total number of Make Good Shares in the ratio of their initial purchase of Securities.

g. If the percentage shortfall for the 2010 Target Number is between ten percent (10%) and twenty-five percent (25%), then for every one percent (1%) of shortfall between one percent (1%) and ten percent (10%), the Company shall deliver to the Buyers or the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares to the Buyers which is equal to the percentage shortfall multiplied by the total number of Make Good Shares in the ratio of their initial purchase of Securities and for every one percent (1%) of shortfall between ten percent (10%) and twenty-five percent (25%), the Company shall deliver to the Buyers or the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares to the Buyers which is equal to the two times the percentage shortfall multiplied by the total number of Make Good Shares in the ratio of their initial purchase of Securities.

h. If the percentage shortfall for the 2010 Target Number is equal to or greater than twenty-five percent (25%), then the Escrow Agent shall deliver all of the Make Good Shares then held by the Escrow Agent to the Buyers in the ratio of their initial purchase of Securities.

i. The distribution of any shares pursuant to this Section 2 shall be made within five (5) business days after the Company files its Form 10-K with the SEC for the applicable year.  In the event that the Company does not file its Form 10-K for the year ended December 31, 2009 or 2010 with the SEC within thirty (30) days after the date that filing was required, after giving effect to any extension pursuant to Rule 12b-25 of the Exchange Act, all of the shares issuable pursuant to this Section 2 shall be delivered to the Buyers.

j. The parties understand that, pursuant to the Make Good Escrow Agreement, the Escrow Agent will not make any deliveries of shares without the signed written instructions from the Company.

k. Upon the written instructions of the Company, the Escrow Agent shall complete the Make Good Documents and deliver them to the Company’s transfer agent and shall be held harmless from any claim, loss or expense regarding such delivery regardless of whether the other provisions of this Make Good Securities Escrow Agreement are complied with or met.

3. Exculpation and Indemnification of Escrow Agent.

a. The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein.  The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act.  The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document.  Except for amendments to this Agreement referenced below, and except for written instructions given to the Escrow Agent by the Company relating to the Escrowed Funds, the Escrow Agent shall not be obligated to recognize any agreement between or among any of the Escrowing Parties, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

b. The  Escrow Agent shall not be liable to the Company or Purchasers or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The  Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

c. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company or Purchasers or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrowed Funds pursuant to the provisions hereof.

d. The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the Company or Purchasers or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

e. To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Escrowed Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose.  The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4(f).

f. The Escrow Agent will be indemnified and held harmless by the Escrowing Parties from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence by Escrow Agent or breach of this Agreement by the Escrow Agent, or the monies or other property held by it hereunder.  Promptly after the receipt of the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against the Company or any of the Purchasers, notify each of them thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve any such party from any liability which such party may have to the Escrow Agent hereunder.  Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, seem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

g. For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

4. Termination of Agreement and Resignation of Escrow Agent

a. This Agreement shall terminate upon disbursement of all of the Escrowed Funds, provided that the rights of the Escrow Agent and the obligations of the Company and the Purchasers under Section 4 shall survive the termination hereof.

b. The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and the Purchasers at least five (5) business days written notice thereof (the “Notice Period”).  As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Escrowing Parties within the Notice Period, turn over to a successor escrow agent appointed by the Purchaser all Escrowed Funds (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof.  If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the parties from which they were received without interest or deduction.

5. Form of Payments by Escrow Agent

a. Any payments of the Escrowed Funds by the Escrow Agent pursuant to the terms of this Agreement shall be made by wire transfer unless directed to be made by check by the Escrowing Parties.

b. All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

6. Compensation.  Escrow Agent shall be entitled to the following compensation from the Escrowing Parties:

a. Fees:  The Escrowing Parties shall pay a fee of $1,000 to the Escrow Agent at the Closing for the any disbursement contemplated by this Escrow Agreement.

b. Interest:  The Escrowed Funds shall be held in a non-interest bearing escrow account.

7. Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m.  in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine).  If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 8), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender).  All such notices, demands, consents, requests, instructions and other communications will be sent to addresses or facsimile numbers as applicable set forth on Exhibit A hereto.

8. Further Assurances. From time to time on and after the date hereof, the Company and each of the Purchasers, if applicable, shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

9. Consent to Service of Process.  The Company and each Purchaser hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to it at the address listed on Exhibit A hereto.

10. Miscellaneous.

a. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted.  The terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Agreement, refer to the Escrow Agreement in its entirety and not only to the particular portion of this Agreement where the term is used.  The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity.  All words or terms used in this Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require.  This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

b. This Agreement and the rights and obligations hereunder of the Company and Purchasers may not be assigned.  This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent, with the prior consent of the Escrowing Parties.  This Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company, and the Purchasers. This Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

c. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

11. Execution of Counterparts.    This Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

[SIGNATURE PAGE TO ESCROW AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

BIOSTAR PHARMACEUTICALS, INC.

By:/s/ Ronghua Wang
      Name: Ronghua Wang
      Title: Chief Executive Officer

SICHENZIA ROSS FRIEDMAN FERENCE LLP

By:/s/ Marc Ross
      Name: Marc Ross
      Title: Partner

PURCHASERS:

Barron Partners L.P.
By: Barron Capital Advisors LLC, its General Partner

By: /s/ Andrew Barron Worden
Name:  Andrew Barron Worden
Title: Managing Member

/s/ Fernando Oscar Liu
Fernando Oscar Liu

/s/ Olga Filippova
Olga Filippova

/s/ Andrew Barron Worden
Andrew Barron Worden

/s/ Steven Mazur
Steven Mazur

XWRT2 LP

By: /s/ Joseph Abrams
Name:  Joseph Abrams
Title:  General Partner

SBMT2 LP
By: Carlton Beal Family Trust FBO Spencer Beal, its General Partner

By: /s/ Spencer Beal
Name:  Spencer Beal
Title: Trustee

Godfrey2468 LP

By: /s/ Peter Godfrey
Name:  Peter Godfrey
Title: General Partner

LeeMadison9189 LP
BY:  Robert M. Mayes and Laura L. Mayes Living Trust, its General Partner

By: /s/ Robert Mayes
Name:  Robert Mayes
Title: Manager

RossPlan LP
By: Santee River Pension Plan, its General Partner

By: /s/ Ross Pirasteh
Name:  Ross Pirasteh
Title: Manager

Golden1177 LP
By: Golden Properties Ltd., its General Partner

By: /s/ Alex Lau
Name:  Alex Lau
Title: Manager

JBWA2 LP

By: /s/ C. James Jensen
Name:  C. James Jensen
Title: General Partner

TIBERO2 LP

By: /s/ Tim Robinson
Name:  Tim Robinson
Title: General Partner

KAUFMAN2 LP

By: /s/ Daniel Kaufman
Name: Daniel Kaufman
Title: General Partner

EXHIBIT A

PARTIES TO AGREEMENT

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10001
Attention: Gregory Sichenzia, Esq.
Tel No.: (212) 212-9700
Fax No.: (212) 212-9725

Company
Biostar Pharmaceuticals, Inc.
No. 588 Shiji Avenue, Xiangyang City,
Shaanxi Province, The People’s Republic of China
Tel. No.: (86) 029-33686638

Purchasers

Name of Purchaser: Barron Partners LP
Address: 730 Fifth Avenue, 25th Floor, New York, New York  10019
Attention: Andrew Barron Worden, Chairman & CEO
Tel: (212) 359-0200
Email: abw@barronpartners.com

Name of Purchaser: Andrew Barron Worden
Address: 50 Central Park South, Unit 34/35
Tel: (212) 359-0200
Email: abw@barronpartners.com

Name of Purchaser: Fernando Oscar Liu
Address: Room 302, Unit 18, 299 Huxin Road, Minhang District, Shanghai, China  200336
Tel: 862-163-411245
Email: fol@barronpartners.com

Name of Purchaser: Olga Filippova
Address: 3 Havelock Terrace, Dublin 4, Ireland
Tel: (353)-16676192
Email: onf@barronpartners.com

Name of Purchaser: Steven Mazur
Address: 66 Glenbrook Road #2121, Stamford, CT  06902
Tel: (203) 569-7474
Email: Stevemazur@aol.com

Name of Purchaser: XWRT2 LP
Address: 131 Laurel Grove Avenue Kentfield, CA 94904
Attention: Joseph Abrams
Tel: 415-258-9117
Email: jabrams@toolworks.com

Name of Purchaser: SBMT2 LP
Address: 104 S. Pecos Street Midland, TX 79701
Attention: Spencer Beal
Tel:  214-221-6014
Email: spencerbeal@yahoo.com

Name of Purchaser: Godfrey2468 LP
Address: 279 Saugatuck Avenue Westport, CT 06880
Attention: Peter Godfrey
Tel:  203-254-7161 x 11
Email: godfrey510@hotmail.com

Name of Purchaser: LeeMadison9189 LP
Address: 5871 East Carefree Mountain Drive Carefree, AZ 85377
Attention: Robert Mayes
Tel:  480-595-9307
Email: bob@madisonmayes.com

Name of Purchaser: RossPlan LP
Address: 130 E. 65th Street New York, NY 10065
Attention: Ross Pirasteh
Tel:  212-585-1919
Email: minoujan@aol.com

Name of Purchaser: Golden1177 LP
Address: #500-1177 West Hastings Street, Vancouver, BC V6E 2K3
Attention: Alex Laud
Tel: (604) 374-1070
Email: alau@goldenproperties.ca

Name of Purchaser: JBWA2 LP
Address: 650 Bellevue Way NE, Suite #3704, Bellevue, WA  98004
Attention: C. James Jensen
Tel: (425) 451-4949
Email: thejjensens@aol.com

Name of Purchaser: TIBERO2 LP
Address: 29 Evergreen Way, Wokingham Berkshire RG414BX England
Attention: Tim Robinson
Tel:118-962-7671
Email: timrobinson63@btinternet.com

Name of Purchaser: KAUFMAN2 LP
Address: 127 W. 69th Street, New York, New York  10023
Attention: Daniel Kaufman
Tel: (212) 595-8597
Email: Daniel.l.kaufman@gmail.com

EXHIBIT B

UNANIMOUS WRITTEN CONSENT

OF THE DIRECTORS OF
BIOSTAR PHARMACEUTICALS, INC.

___________________

Pursuant to Section 2-408 of the Maryland General Corporation Law, which provides that the Board of Directors of a Maryland corporation may take any action which could be taken at a meeting by means of a written consent signed by all of the directors describing the action taken, the undersigned, constituting all the members of the Board of Directors of Biostar Pharmaceuticals, Inc., a Maryland corporation (the “Corporation”) by this Written Consent do hereby adopt the following resolutions as of date first set forth above:

RESOLVED, that the Corporation issue, pursuant to Section 4(2) of the Securities Act of 1933, as amended, shares (the “Shares”) of the Corporation’s capital stock in the names and in the amounts as set forth below, pursuant to the terms of Section 6.10 of that certain securities purchase agreement, dated November 2, 2009, to the following:

Name                                Class of Securities                                           Number of Shares

RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and empowered to cause the issuance and delivery of the certificates representing the Shares to be issued and the Shares shall be, and hereby are declared to be, fully paid and non-assessable securities of the Corporation in respect to which the holders thereof shall not be liable for any further call, payment or assessment.

RESOLVED, that the officers of the Corporation are directed to cause the certificates representing  the Shares to be endorsed with the following legend:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.”

RESOLVED, that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

RESOLVED that this consent may be executed in one or more counterparts.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned, being all of the directors of the Corporation, consent hereto in writing as of November 2, 2009, and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Corporation.

__________________________
Ronghua Wang

__________________________
Qinghua Liu

__________________________
Michael Segal

__________________________
Haipeng Wu

__________________________
Xifeng Nie

EXHIBIT C

Letter to Transfer Agent

[COMPANY LETTERHEAD]

November 2, 2009

VIA FEDERAL EXPRESS
OTC Corporate Transfer Service Co.
52 Maple Run Drive
Jericho, NY 11753
Attn: Toni Zaks

Re:    Biostar Pharmaceuticals, Inc.

Dear Sir/Madam:

This letter authorizes you to issue certificates representing an aggregate of _________ shares of _____________ (the “Shares”) of BioStar Pharmaceuticals, Inc., a Maryland corporation (the “Corporation”), to the persons and in the amounts indicated on Schedule I annexed hereto.

The Shares to be issued pursuant to Schedule I have been duly authorized and validly issued and are fully paid and non-assessable. Please note that the certificates should bear the standard 1933 Act legend.

In addition, you are authorized to accept the legal opinion of Sichenzia Ross Friedman Ference LLP, as counsel with respect to the issuance of these shares.

Please deliver the certificates via _________ to ______________.

Please feel free to call us with any questions.

Sincerely,

________________________

Schedule I

Name and Address	SSN#	Number of Shares

TOTAL